Exhibit 24

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned, whose signature appears below, hereby constitutes and appoints Jeffery R. Gardner, Anthony W. Thomas, and John P. Fletcher, and each of them, jointly and severally, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director of Windstream Corporation (the “Company”) to a Registration Statement or Registration Statements on Form S-3 (or any successor form or other applicable form prescribed by the regulations of the Securities and Exchange Commission), together with all necessary exhibits thereto, and any and all amendments and supplements relating thereto, including post-effective amendments and registration statements filed pursuant to Rule 462(b) or otherwise, to be filed by the Company with the Securities and Exchange Commission (the “Commission”), and any other instrument, contract, document or writing necessary or appropriate in connection therewith, in connection with the registration under the Securities Act of 1933, as amended, of shares of the Company’s common stock issued or issuable in connection with the merger of Q-Comm Corporation with a wholly-owned subsidiary of the Company, and Q-Comm Corporation surviving the merger, and to attest the seal of the Company thereon and to file the same, with all exhibits thereto and other supporting documents, including this power of attorney, with said Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have executed this power of attorney as of November 3, 2010.

Signed:	/s/ Carol B. Armitage

Name:	Carol B. Armitage

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned, whose signature appears below, hereby constitutes and appoints Jeffery R. Gardner, Anthony W. Thomas, and John P. Fletcher, and each of them, jointly and severally, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director of Windstream Corporation (the “Company”) to a Registration Statement or Registration Statements on Form S-3 (or any successor form or other applicable form prescribed by the regulations of the Securities and Exchange Commission), together with all necessary exhibits thereto, and any and all amendments and supplements relating thereto, including post-effective amendments and registration statements filed pursuant to Rule 462(b) or otherwise, to be filed by the Company with the Securities and Exchange Commission (the “Commission”), and any other instrument, contract, document or writing necessary or appropriate in connection therewith, in connection with the registration under the Securities Act of 1933, as amended, of shares of the Company’s common stock issued or issuable in connection with the merger of Q-Comm Corporation with a wholly-owned subsidiary of the Company, and Q-Comm Corporation surviving the merger, and to attest the seal of the Company thereon and to file the same, with all exhibits thereto and other supporting documents, including this power of attorney, with said Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have executed this power of attorney as of November 3, 2010.

Signed:	/s/ Samuel Beall, III

Name:	Samuel Beall, III

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned, whose signature appears below, hereby constitutes and appoints Jeffery R. Gardner, Anthony W. Thomas, and John P. Fletcher, and each of them, jointly and severally, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director of Windstream Corporation (the “Company”) to a Registration Statement or Registration Statements on Form S-3 (or any successor form or other applicable form prescribed by the regulations of the Securities and Exchange Commission), together with all necessary exhibits thereto, and any and all amendments and supplements relating thereto, including post-effective amendments and registration statements filed pursuant to Rule 462(b) or otherwise, to be filed by the Company with the Securities and Exchange Commission (the “Commission”), and any other instrument, contract, document or writing necessary or appropriate in connection therewith, in connection with the registration under the Securities Act of 1933, as amended, of shares of the Company’s common stock issued or issuable in connection with the merger of Q-Comm Corporation with a wholly-owned subsidiary of the Company, and Q-Comm Corporation surviving the merger, and to attest the seal of the Company thereon and to file the same, with all exhibits thereto and other supporting documents, including this power of attorney, with said Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have executed this power of attorney as of November 3, 2010.

Signed:	/s/ Dennis E. Foster

Name:	Dennis E. Foster

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned, whose signature appears below, hereby constitutes and appoints Jeffery R. Gardner, Anthony W. Thomas, and John P. Fletcher, and each of them, jointly and severally, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director of Windstream Corporation (the “Company”) to a Registration Statement or Registration Statements on Form S-3 (or any successor form or other applicable form prescribed by the regulations of the Securities and Exchange Commission), together with all necessary exhibits thereto, and any and all amendments and supplements relating thereto, including post-effective amendments and registration statements filed pursuant to Rule 462(b) or otherwise, to be filed by the Company with the Securities and Exchange Commission (the “Commission”), and any other instrument, contract, document or writing necessary or appropriate in connection therewith, in connection with the registration under the Securities Act of 1933, as amended, of shares of the Company’s common stock issued or issuable in connection with the merger of Q-Comm Corporation with a wholly-owned subsidiary of the Company, and Q-Comm Corporation surviving the merger, and to attest the seal of the Company thereon and to file the same, with all exhibits thereto and other supporting documents, including this power of attorney, with said Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have executed this power of attorney as of November 3, 2010.

Signed:	/s/ Francis X. Frantz

Name:	Francis X. Frantz

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned, whose signature appears below, hereby constitutes and appoints Jeffery R. Gardner, Anthony W. Thomas, and John P. Fletcher, and each of them, jointly and severally, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director of Windstream Corporation (the “Company”) to a Registration Statement or Registration Statements on Form S-3 (or any successor form or other applicable form prescribed by the regulations of the Securities and Exchange Commission), together with all necessary exhibits thereto, and any and all amendments and supplements relating thereto, including post-effective amendments and registration statements filed pursuant to Rule 462(b) or otherwise, to be filed by the Company with the Securities and Exchange Commission (the “Commission”), and any other instrument, contract, document or writing necessary or appropriate in connection therewith, in connection with the registration under the Securities Act of 1933, as amended, of shares of the Company’s common stock issued or issuable in connection with the merger of Q-Comm Corporation with a wholly-owned subsidiary of the Company, and Q-Comm Corporation surviving the merger, and to attest the seal of the Company thereon and to file the same, with all exhibits thereto and other supporting documents, including this power of attorney, with said Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have executed this power of attorney as of November 3, 2010.

Signed:	/s/ Jeffrey T. Hinson

Name:	Jeffrey T. Hinson

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned, whose signature appears below, hereby constitutes and appoints Jeffery R. Gardner, Anthony W. Thomas, and John P. Fletcher, and each of them, jointly and severally, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director of Windstream Corporation (the “Company”) to a Registration Statement or Registration Statements on Form S-3 (or any successor form or other applicable form prescribed by the regulations of the Securities and Exchange Commission), together with all necessary exhibits thereto, and any and all amendments and supplements relating thereto, including post-effective amendments and registration statements filed pursuant to Rule 462(b) or otherwise, to be filed by the Company with the Securities and Exchange Commission (the “Commission”), and any other instrument, contract, document or writing necessary or appropriate in connection therewith, in connection with the registration under the Securities Act of 1933, as amended, of shares of the Company’s common stock issued or issuable in connection with the merger of Q-Comm Corporation with a wholly-owned subsidiary of the Company, and Q-Comm Corporation surviving the merger, and to attest the seal of the Company thereon and to file the same, with all exhibits thereto and other supporting documents, including this power of attorney, with said Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have executed this power of attorney as of November 3, 2010.

Signed:	/s/ Judy K. Jones

Name:	Judy K. Jones

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned, whose signature appears below, hereby constitutes and appoints Jeffery R. Gardner, Anthony W. Thomas, and John P. Fletcher, and each of them, jointly and severally, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director of Windstream Corporation (the “Company”) to a Registration Statement or Registration Statements on Form S-3 (or any successor form or other applicable form prescribed by the regulations of the Securities and Exchange Commission), together with all necessary exhibits thereto, and any and all amendments and supplements relating thereto, including post-effective amendments and registration statements filed pursuant to Rule 462(b) or otherwise, to be filed by the Company with the Securities and Exchange Commission (the “Commission”), and any other instrument, contract, document or writing necessary or appropriate in connection therewith, in connection with the registration under the Securities Act of 1933, as amended, of shares of the Company’s common stock issued or issuable in connection with the merger of Q-Comm Corporation with a wholly-owned subsidiary of the Company, and Q-Comm Corporation surviving the merger, and to attest the seal of the Company thereon and to file the same, with all exhibits thereto and other supporting documents, including this power of attorney, with said Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have executed this power of attorney as of November 3, 2010.

Signed:	/s/ William A. Montgomery

Name:	William A. Montgomery

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned, whose signature appears below, hereby constitutes and appoints Jeffery R. Gardner, Anthony W. Thomas, and John P. Fletcher, and each of them, jointly and severally, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director of Windstream Corporation (the “Company”) to a Registration Statement or Registration Statements on Form S-3 (or any successor form or other applicable form prescribed by the regulations of the Securities and Exchange Commission), together with all necessary exhibits thereto, and any and all amendments and supplements relating thereto, including post-effective amendments and registration statements filed pursuant to Rule 462(b) or otherwise, to be filed by the Company with the Securities and Exchange Commission (the “Commission”), and any other instrument, contract, document or writing necessary or appropriate in connection therewith, in connection with the registration under the Securities Act of 1933, as amended, of shares of the Company’s common stock issued or issuable in connection with the merger of Q-Comm Corporation with a wholly-owned subsidiary of the Company, and Q-Comm Corporation surviving the merger, and to attest the seal of the Company thereon and to file the same, with all exhibits thereto and other supporting documents, including this power of attorney, with said Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have executed this power of attorney as of November 3, 2010.

Signed:	/s/ Alan L. Wells

Name:	Alan L. Wells